UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 26, 2020
Date of Report (Date of earliest event reported)
DELEK LOGISTICS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35721		45-5379027
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	DKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2020, Delek Logistics Partners, LP (the “Partnership”) announced that, effective July 26, 2020, Gennifer Kelly was appointed to the Board of Directors (the “Board”) of Delek Logistics GP, LLC (the “Company”), the general partner of the Partnership. Ms. Kelly will hold office until the next annual election of directors and until her successor is duly elected and qualified, or earlier termination of her service. The Board has appointed Ms. Kelly to the Conflicts Committee of the Board.

There are no arrangements or understandings between Ms. Kelly and any other persons pursuant to which she was selected as a director of the Company. Ms. Kelly has not been a party to any transactions that would be required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K. Effective as of the effective date of her appointment to the Board, Ms. Kelly will receive compensation consistent with the Partnership’s compensation program for non-employee directors. She was not granted an equity award at the time of her election.

A copy of the Partnership’s press release announcing the election of Ms. Kelly to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 29, 2020, the Partnership issued a press release announcing the management changes discussed above. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued July 29, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2020	DELEK LOGISTICS PARTNERS, LP
By: Delek Logistics GP, LLC
its general partner

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)